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                                                                       EXHIBIT 1


                            SFORZA ENTERPRISES, INC.

                             UNDERWRITING AGREEMENT

                                                              ____________, 1997


JOSEPH CHARLES & ASSOCIATES, INC.
   As Representative of the
   Several Underwriters
9701 Wilshire Blvd.
Beverly Hills, CA 90212

Ladies and Gentlemen:

         Sforza Enterprises, Inc., a Florida corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of 800,000 units (the "Units"), each Unit containing one share of the Company's authorized but unissued Common Stock, par value $0.01 per share (the "Common Stock") and one redeemable warrant to purchase one share of Common Stock at a price per share of Common Stock equal to $_____ (the "Warrants") (such Units herein referred to as the "Firm Securities"). The Warrants will be issued and governed in accordance with the terms and conditions of that certain Warrant Agreement dated __________, 1997 (the "Public Warrant Agreement") by and between the Company and Florida Atlantic Stock Transfer, Inc., as Warrant Agent. The Company also proposes to grant to the Underwriters an option to purchase up to 120,000 additional Units (such Units herein referred to as the "Option Securities") for the sole purpose of covering over-allotments, if any, in connection with the sale of the Firm Securities. The Firm Securities and any Option Securities purchased pursuant to this Agreement (including the shares of Common Stock underlying the Warrants included in the Firm Securities and the Option Securities) are referred to in this Agreement as the "Securities." The Company also proposes to sell to you individually, and not in your capacity as Representative, five-year warrants to purchase up to 80,000 Units (the "Representative's Warrants"). The sale of the Representative's Warrants will be consummated in accordance with the terms and conditions of that certain Representative's Warrant Agreement dated as of ___________, 1997 between the Company and the Representative (the "Representative's Warrant Agreement"). The Representative's Warrants and the shares of Common Stock and Warrants issuable upon the exercise of the Representative's Warrants (including the Common Stock issuable upon exercise of the Warrants issuable upon the exercise of the Representative's Warrants) are hereinafter sometimes referred to collectively as the "Representative's Warrant Securities." Joseph Charles & Associates, Inc. is acting as representative of the several Underwriters, and in that capacity is referred to in this Agreement as the "Representative."

         The Company hereby confirms its agreement with the several Underwriters as follows:
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         1. Representations and Warranties of the Company. The Company
represents and warrants to, and agrees with, each of the several Underwriters as follows:

            (a) The Company meets the requirements for use of Form SB-2 under the Securities Act of 1933, as amended (the "Securities Act"), and a registration statement (Registration No. 333-32117) on Form SB-2 relating to the Securities, including such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under and in conformity with the provisions of the Securities Act, and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. If such registration statement has not become effective upon execution of this Agreement, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will promptly be filed by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will promptly be filed by the Company with the Commission in accordance with Rule 424 of the Rules and Regulations (and in form and substance reasonably satisfactory to the counsel for the Representative). The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations) and, in the event of any amendment thereto after the effective date of the Registration Statement, shall also mean (from and after the effectiveness of such amendment) the Registration Statement as so amended. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Securities included in the Registration Statement at the time it became effective, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the Prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective, whether or not the revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering and Retrieval System ("EDGAR").

            (b) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued and no proceedings for that purpose are pending or threatened or, to the best knowledge of the Company, contemplated by the Commission; no stop order suspending the sale of the Securities in any jurisdiction has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or are contemplated; and any request of the Commission for additional




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information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with.

                  (c) The Company and each of its subsidiaries have been duly organized and are validly existing in good standing under the laws of their respective jurisdiction of organization, have full power and authority to own or lease their respective properties and conduct their respective business as described in the Registration Statement and the Prospectus and as they are currently conducted, and are duly qualified as a foreign organization and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise), prospects or results of operations of the Company or any of its subsidiaries. Except as disclosed in the Registration Statement, the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities (including foreign governments) that are material to the conduct of their respective business, all of which are valid and in full force and effect. Except as disclosed in the Registration Statement, the Company owns all of the outstanding capital stock of each of its subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any type, kind or nature.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material loss or interference with the business of the Company or any of its Subsidiaries from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, or any changes in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or any material adverse change, or a development known to the Company that might cause or result in a material adverse change, in or affecting the general affairs, management, business, properties, condition (financial or otherwise), prospects or results of operations of the Company or any of its subsidiaries, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not described in the Registration Statement and the Prospectus.

                  (e) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirement of the Securities Act and the Rules and Regulations; when the Registration Statement became or becomes, as the case may be, effective (the "Effective Date") and when the Prospectus is first filed (if required) in accordance with Rule 424(b), and at all times subsequent thereto up to and at the "Closing Date" (as hereinafter defined) and through any later date on which Option Securities are to be purchased, as the case may be, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations, and the Securities Exchange Act of 1934, as amended, (the




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"Exchange Act"), and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact and did not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Section 1(e) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representative specifically for use in the Registration Statement or the Prospectus. There is no agreement, contract, license, lease or other document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof, and neither the Company nor any of its subsidiaries, nor to the best knowledge of the Company, any other party, is in material breach of or default under any such contracts.

                  (f) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company). The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, set forth in the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. The Units, Common Stock (including the Common Stock underlying the Warrants) and the Warrants to be sold by the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable. Other than this Agreement, the Public Warrant Agreement, the Representative's Warrant Agreement and the options and warrants to purchase the Common Stock described in the Prospectus, there are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the Company's capital stock. There are no preemptive rights or any restrictions upon the voting or transfer of any of the Securities pursuant to the Company's articles of incorporation, bylaws or any other governing document or agreement to which the Company or any of its subsidiaries is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any of the Securities or any other capital stock of the Company.




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                  (g) The Company has full right, power and authority to enter into and perform its obligations under this Agreement, the Public Warrant Agreement and the Representative's Warrant Agreement, and to issue, sell and deliver the Securities and the Representative's Warrant Securities. This Agreement, the Public Warrant Agreement and the Representative's Warrant Agreement have each been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company and each is enforceable against the Company in accordance with its terms.

                  (h) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery of this Agreement, the Public Warrant Agreement or the Representative's Warrant Agreement, or the consummation of the transactions contemplated by such agreements result in a violation of or constitute a default (with the giving of notice, passage of time or otherwise) under the articles of incorporation or other charter or governing documents of the Company or any of its subsidiaries, or any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of their properties may be bound or affected, nor will the performance by the Company of its obligations under this Agreement, the Public Warrant Agreement or the Representative's Warrant Agreement violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its subsidiaries. Except for permits and similar authorizations required under the Securities Act, the Exchange Act or under other securities or Blue Sky laws of certain jurisdictions, and for such permits and authorizations that have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement, the Public Warrant Agreement or the Representative's Warrant Agreement.

                  (i) The Company and each of its subsidiaries owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company or any of its subsidiaries, free and clear of all liens, encumbrances and claims that might materially interfere with the business, properties, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries.

                  (j) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party, or to which any property of the Company or any of its subsidiaries is subject, which is pending, or to the best knowledge of the Company, contemplated against the Company or any of its subsidiaries, that might have any material adverse effect on, or might result in any material adverse change in the business, properties, condition (financial or otherwise), prospects or results of operations of the Company or any of its subsidiaries, or that might prevent consummation of the transactions contemplated by this Agreement, the Public Warrant Agreement or the




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Representative's Warrant Agreement or that are required to be disclosed in the
Registration Statement.

                  (k) Neither the Company nor any of its subsidiaries is in violation of any law, order, ordinance, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which it or its properties (whether owned or leased) may be subject, which violation might have a material adverse effect on the business, properties, condition (financial or otherwise), prospects or results of operations of the Company or any of its subsidiaries.

                  (l) Each of the Company and each of its subsidiaries owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames and copyrights described or referred to in the Prospectus as owned by or used by any of them, or which are necessary for the conduct of their business as described in the Prospectus; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole.

                  (m) Templeton & Company, P.A., whose reports appear in the Prospectus, are, and during the periods covered by their reports in the Registration Statement were, independent accountants as required by the Securities Act and the Rules and Regulations. The financial statements included in the Registration Statement, any Preliminary Prospectus or the Prospectus present fairly the consolidated financial condition, results of operations, cash flow and changes in shareholders' equity of the Company and its subsidiaries at the dates and for the periods indicated, and the financial statements included in the Registration Statement present fairly the information required to be stated therein. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America, applied on a consistent basis throughout the periods presented, except as stated therein. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements and no schedules are required to be included in the Registration Statement.

                  (n) The books, records and accounts of the Company and each of its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and each of its subsidiaries. The systems of internal accounting controls maintained by the Company and each of its subsidiaries are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary
(A) to permit preparation of financial statements in conformity with generally accepted accounting principles and (B) to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets




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is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (o) The Company has delivered to the Representative the written agreement of each of its officers and directors and certain beneficial owners of Common Stock and/or securities exercisable or exchangeable for, or convertible into, Common Stock (collectively, "Material Holders") to the effect that each of the Material Holders will not, for a period of one year following the Closing Date, other than intra-family transfers or transfers to trusts for estate planning purposes, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, or announce the offer of, any Common Stock and/or securities exercisable or exchangeable for, or convertible into, Common Stock.

                  (p) No labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent, nor is the Company aware of any existing or imminent labor disturbance by the employees of any principal suppliers, contract manufacturing organizations, manufacturers, authorized dealers or distributors, in either case, where such labor disturbance might be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or prospects of the Company or any of its subsidiaries. No collective-bargaining agreement exists with any of the Company's or any of the Company's subsidiaries' employees and, to the best knowledge of the Company, no such agreement is imminent.

                  (q) Each of the Company and each of its subsidiaries has filed all United States, state, local and foreign tax returns which are required to be filed or has requested extensions thereof and has paid all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges to the extent that the same have become due and payable. No tax assessment or deficiency has been made or proposed against the Company or any of its subsidiaries nor has the Company or any of its subsidiaries received any notice of any proposed assessment or deficiency.

                  (r) Except as set forth in the Prospectus, there are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of any of its "affiliates," as such term is defined in the Rules and Regulations, or any of the officers or directors of any of its subsidiaries, or any of the members of the families of any of them.

                  (s) Neither the Company nor any of its subsidiaries has, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law; (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by all applicable laws; or (iii) violated nor is it in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (t) Neither the Company nor any of its subsidiaries has any liability, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, imposed or based upon any provision of, or has received notice of any potential liability under, any United States, state, local or foreign law, rule or regulation, or the common law, or any tort,




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nuisance or absolute liability theory applicable to the Company or any of its subsidiaries, or under any code, order, decree, judgment or injunction applicable to the Company or any of its subsidiaries relating to public health or safety, worker health or safety or pollution, damage to or protection of the environment, including, without limitation, laws relating to damage to natural resources, emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), or otherwise relating to the manufacture, processing, use, treatment, storage, generation, disposal, transport or handling of hazardous materials. As used herein, "hazardous material" includes chemical substances, wastes, pollutants, contaminants, hazardous or toxic substances, constituents, materials or wastes, whether solid, gaseous or liquid in nature.

                  (u) The Company has not distributed and will not distribute prior to the Closing Date or on or prior to any date on which the Option Securities are to be purchased, as the case may be, any prospectus or other offering material in connection with the offering and sale of the Securities other than the Prospectus, the Registration Statement, and any other material which may be permitted by the Securities Act and the Rules and Regulations.

                  (v) The Common Stock has been approved for inclusion for quotation on the Nasdaq Small Cap Market (the "Small Cap Market"), subject to official notice of issuance.

                  (w) The Company confirms its engagement of the services of Kashner Davidson Securities Inc. as a "qualified independent underwriter" within the meaning of Rule 2720 of the NASD Conduct Rules with respect to the offering and sale of the Securities.

                  (x) The Company is familiar with and has discussed with its legal counsel the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                  (y) The Representative's Warrants (including the Common Stock (including the Common Stock underlying the Warrants) and the Warrants that will be issued upon exercise of the Representative's Warrants) have been duly and validly authorized, and when issued and delivered will be valid and binding obligations of the Company in accordance with their terms and no stockholder of the Company has any preemptive rights with respect to the Representative's Warrants Securities.

                  (z) The Company does not know of any facts which may adversely affect its earnings, prospects or business which have not been fully disclosed in writing to the Representative.

         2.       Purchase, Sale and Delivery of Securities.

                  (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the




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Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $______ per Unit, the respective number of Firm Securities set forth opposite the name of such Underwriter in Schedule I to this Agreement (subject to adjustment as provided in Section 8 of this Agreement).

                  (b) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, including the terms set forth below, the Company grants an option to the several Underwriters to purchase from the Company all or any portion of 120,000 Units at the same price per Unit as the Underwriters shall pay for the Units included in the Firm Securities. Said option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 60th day after the date of the Prospectus upon written, telecopied or telegraphic notice by the Representative to the Company setting forth the aggregate number and class of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The Option Securities shall be purchased severally, and not jointly, by each Underwriter, if purchased at all, in the same proportion that the number of Firm Securities set forth opposite the name of the Underwriter in Schedule I to this Agreement bears to the total number of Firm Securities to be purchased by the Underwriters under Section 2(a), above, subject to such adjustments as the Representative in its absolute discretion shall make to eliminate any fractional shares. Delivery of certificates for the Option Securities, and payment therefor, shall be made as provided in Section 2(c) and Section 2(d) below.

                  (c) Delivery of certificates for the Firm Securities and the Option Securities (if the option granted by the Company in Section 2(b) above shall have been exercised not later than 10:00 a.m., California time, on the date two business days preceding the Closing Date), and payment therefor, less any reimbursable expenses provided for in Section 4(a) of this Agreement and the nonaccountable expense allowance provided for in Section 4(b) of this Agreement, shall be made at the office of Joseph Charles & Associates, Inc., Beverly Hills, California, at 7:00 a.m., California time, on the later to occur of (i) the fourth business day after the date of this Agreement, (ii) the third business day after the date the Firm Securities are first offered to the public, or (iii) as provided in Section 8 of this Agreement. The date and hour of delivery and payment for the Firm Securities are referred to in this Agreement as the "Closing Date." As used in this Agreement, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in California are open for business and not permitted by law or executive order to be closed.

                  (d) If any of the options granted by the Company in
Section 2(b) above shall be exercised after 10:00 a.m., California time, on the date two business days preceding the Closing Date, delivery of certificates for the Option Securities, and payment therefor, shall be made at the office of Joseph Charles & Associates, Inc., Beverly Hills, California, at 7:00 a.m., California time, on the date specified by the Representative (which shall be within four business days after the exercise of the option).




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                  (e) Payment of the purchase price for the Securities by the several Underwriters shall be made by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company (and the Company agrees not to deposit or permit deposit of any such check in the bank on which drawn until the day following the date of its delivery to the Company). Such payment shall be made upon delivery of certificates for the Securities to you for the respective accounts of the several Underwriters. Certificates for the Securities to be delivered to you shall be registered in such name or names and shall be in such denominations as the Representative may request at least two business days before the Closing Date, in the case of Firm Securities, and at least one business day prior to the purchase of the Option Securities, in the case of the Option Securities. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of Joseph Charles & Associates, Inc., Boca Raton, Florida, not less than one full business day prior to the Closing Date or, in the case of the Option Securities, by 3:00 p.m., Florida time, on the first business day preceding the date of purchase.

                  It is understood that the Representative, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for Securities to be purchased by any Underwriter whose check shall not have been received by the Representative on the Closing Date or any later date on which Option Securities are purchased for the account of such Underwriter. Any such payment shall not relieve such Underwriter from any of its obligations hereunder.

                  (f) It is understood that the several Underwriters propose to offer the Securities for sale to the public as soon as the Representative deems it advisable to do so (the "Public Offering"). The Firm Securities are to be initially offered to the public at the public offering price set forth in the Prospectus (the "Public Offering Price"). The Representative may from time to time thereafter change the public offering price and other selling terms.

                  (g) The information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), the legend respecting stabilization set forth on the inside front cover page, and the statements set forth under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitute the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.

         3. Further Agreements of the Company. The Company covenants and agrees with the several Underwriters as follows:

                  (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed (and in form and substance reasonably satisfactory to counsel for the Underwriters) pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will not file the Prospectus, any amended Prospectus, any amendment of




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the Registration Statement or supplement to the Prospectus without advising the
Representative of, and furnishing the Representative with copies thereof a reasonable time prior to the proposed filing of, such amendment or supplement and without obtaining the prior consent of the Representative to such filing. The Company will prepare and file with the Commission, promptly upon the request of the Representative, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by you, and use its best efforts to cause the same to become effective as promptly as possible.

                  (b) The Company will promptly advise the Representative (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof shall have become effective, (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (c) The Company will (i) on or before the Closing Date, deliver to each of Representative and its counsel a conformed copy of the Registration Statement as filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a conformed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and all documents filed by the Company with the Commission under the Exchange Act and deemed to be incorporated by reference into any Preliminary Prospectus or the Prospectus, and will also deliver to you, for distribution to the several Underwriters, a sufficient number of additional conformed copies of each of the foregoing (excluding exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to the Representative and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended Prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

                  (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which it is necessary to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Securities, or if it shall be necessary to amend or to supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading, and so that it then will otherwise comply with the Securities Act and the Rules and Regulations. If, after the public offering of the Securities by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Securities may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Securities in accordance with the applicable provisions of the Securities Act and the Rules and Regulations for such period.

                  (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended Prospectus proposed to be filed.

                  (f) The Company will cooperate with you and your counsel in the qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, in keeping such qualifications in good standing under said securities or Blue Sky laws. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Securities.

                  (g) During a period of five years commencing with the date of this Agreement, the Company will promptly furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to shareholders of the Company, of all information, documents and reports filed with Commission, any securities exchange or the National Association of Securities Dealers, Inc. and of all press releases and material news items or articles in respect of the Company, its products or affairs released or prepared by the Company (other than promotional and marketing materials disseminated solely to customers and potential customers of the Company in the ordinary course of business); and any additional information concerning the Company or its business which you may reasonably request.

                  (h) As soon as practicable, but not later than the 45th day following the end of the fiscal quarter first ending after the first anniversary of the Effective Date, the Company will make generally available to its securities holders and furnish to the Representative an earnings statement or statements in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (i) The Company agrees that it will cause each of its executive officers and directors and those other Material Holders designated by the Representative prior to the date of this Agreement to enter into agreements with the Representative to the effect that it will not, directly or indirectly, without your prior written consent, sell, offer, contract to sell, grant any option to purchase, or otherwise dispose of any shares of Common Stock, or any securities convertible into, exchangeable for or exercisable for Common Stock, or any rights to purchase or acquire Common Stock (other than intra-family transfers or transfers to trusts for estate planning purposes) for a period of one year after the Closing Date, other than the sale of the Securities to be sold to the Underwriters pursuant to this Agreement.

                  (j) The Company will apply the net proceeds from the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (k) The Company will, prior to the date of this Agreement, and at all times thereafter, unless such securities are then listed on a national securities exchange or quoted on the Nasdaq National Market, cause each of the Securities to be included for quotation on the Small Cap Market, and the Company will comply with all registration, filing, reporting and other requirements of the Exchange Act and Small Cap Market which may from time to time be applicable to the Company.

                  (l) The Company will use its best efforts to maintain insurance of the types and in the amounts which it deems adequate for its business and consistent with insurance coverage maintained by companies of similar size and engaged in similar businesses, including, but not limited to, general liability insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. The Company will use its best efforts to obtain and maintain a reasonable amount of Directors and Officers liability insurance from a responsible insurer who shall be satisfactory to the Representative.

                  (m) In accordance with the Representative's Warrant Agreement, the Company agrees, upon its receipt from Joseph Charles & Associates, Inc. of the exercise price set forth in the Representative's Warrant Agreement in payment therefor, to deliver to Joseph Charles & Associates, Inc. (individually, and not as the Representative of the Underwriters) on the Closing Date upon completion of the purchase and sale of the Securities pursuant to Section 2 of this Agreement, warrants (in the form attached as Exhibit A to the Representative's Warrant Agreement) representing the right to purchase up to 80,000 Units at a price equal to 120% of the offering price per Unit to the public as set forth on the cover page of the Prospectus.

                  (n) The Company shall use its best efforts to retain in their current positions the individuals named as executive officers under the caption "Management" in the Registration Statement for a reasonable period after the consummation of the Public Offering (but in no circumstance in the absence of good cause shall such period be less than one year).

                  (o) The Company shall use its best efforts to at all times maintain at least two (2) independent directors (that is directors that are not officers of the Company, who are neither related to its officers nor represent concentrated or family holdings of the Company's shares, and who, in the view of the Company's board of directors, are free of any relationship that would interfere with the exercise of independent judgement (the "Independent Directors")). The

Independent Directors shall be members of the Company's audit and compensation committees. Further, the favorable vote of a majority of the Company's directors, including at least one of the Independent Directors, shall be required as to any related party transaction between the Company and any 5% or more shareholder of the Company and/or officer or director of the Company (or any affiliates of such individuals). Any proposed changes in the Company's Articles of Incorporation that are not otherwise approved by the majority vote of the shares held by the Company's non-management shareholders (shareholders exclusive of officers and directors of the Company) shall be approved by a majority of the Company's directors and not disapproved by a majority of the Company's Independent Directors.

                  (p) The Company will include in the Registration Statement audited financial statements of the Company for the two fiscal years preceding the effective date of the Registration Statement (reported on by Templeton & Company, P.A.) and, if required under SEC rules and regulations, pro forma financial data and current unaudited comparative interim financial statements. The financial statements will present fairly the financial condition of the Company and the results of its operations at the time and for the periods covered by such financial statements, and such statements will be substantially as heretofore represented to the Representative.

                  (q) Except in connection with acquisitions or pursuant to the exercise of warrants and options outstanding prior to the Closing, and the Company's right to adopt a stock option plan for the issuance of up to __________ shares of Common Stock and the grant of options to its directors, officers and employees under such Plan at an exercise price not less than the Public Offering Price prior to the offering and the Bid price after the offering, the Company will not, without the Representative's prior written consent (1) sell any shares of capital stock or issue any warrants, options or any other security exercisable or convertible into any shares of capital stock, except pursuant to the Company's employee benefit plans described in the Registration Statement, or (2) purchase any shares of capital stock of the Company during the 12-month period following the closing of the Public Offering (the "Closing").

                  (r) The Representative shall have the right for a period of two years from the Closing to designate an observer to the Board of Directors of the Company, such observer to be reasonably acceptable to the Company. The Company shall use its reasonable efforts to provide the Representative's observer with an agenda and all accompanying back-up data for each Board meeting at least one week prior to such meeting. The Board will convene to consider the affairs of the Company at least once per calendar quarter. The Company shall pay all reasonable expenses of the Representative's observer in attending Board meetings.

                  (s) The Company will file and maintain an "evergreen" Registration Statement covering the shares of Common Stock underlying the Warrants and the Company shall not call the Warrants for redemption if such "evergreen" registration statement is not declared effective by the SEC at the time of the proposed redemption, and in accordance with the Public Warrant Agreement, the Company agrees to cause the Warrant Agent to comply with the provisions of Sections _________________, as they relate to the Representative, and further agrees that it will not redeem the Warrants as contemplated by the Public Warrant Agreement without doing so through the Representative as the Company's exclusive solicitation agent.

                  (t) The Company shall enter into a Consulting Agreement for financial and investment banking services with Joseph Charles & Associates, Inc. for a period of 24 months, with consulting fees of $2,500 per month, payable in advance at the Closing.

                  (u) The Company shall engage the services of an investor relations advisory firm reasonably acceptable to the Representative, commencing prior to the effective date of the Registration Statement and continuing for a period of at least two years.

         4. Fees and Expenses. The Company agrees with each Underwriter that:

                  (a) The Company shall pay all costs and expenses incident to the purchase, sale and delivery of the Securities, including without limitation, all fees and expenses of filing the Registration Statement with the SEC and the NASD; all Blue Sky fees and expenses, including fees of the Representative's counsel (which shall undertake all such Blue Sky matters); fees and disbursements of counsel and accountants for the Company; printing and mailing costs, including costs of printing the Registration Statement, any amendments thereto, all underwriting documents, Blue Sky memoranda and a reasonable quantity of prospectuses as determined by the Representative; the Company's and Representative's road show cost and expenses; and the cost of preparing a total of five (5) sets of bound volumes of the Public Offering documents for the Representative and their counsel. The Company shall also pay for the cost of advertising the Public Offering in the national edition of the Wall Street Journal and all other expenses for advertising undertaken at the Company's request, including graphic slide costs. The Representative shall pay the fees and disbursements of its counsel, with the exception of the Blue Sky fees described above.

                  (b) In addition to its obligations under Section 4(a) above, the Company agrees to pay the Representative a non-accountable expense allowance equal to three percent (3%) of the aggregate Public Offering Price of the Securities sold in the Public Offering, including any over-allotment Securities sold in such offering. Such allowance shall be paid to the Representative as provided in Section 2(c) of this Agreement.

         5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Securities shall be subject, in the sole discretion of the Representative, to the accuracy as of the date of execution of this Agreement, the Closing Date and the date on which the Option Securities are to be purchased, as the case may be, of the representations and warranties of the Company set forth in this Agreement, to the accuracy of the statements of the Company and its officers made in any certificate delivered pursuant to the terms of this Agreement, to the performance by the Company of all of its obligations to be performed under this Agreement at or prior to the Closing Date or any later date on which Option Securities are to be purchased, as the case may be, and to the following additional conditions:

                  (a) The Registration Statement shall have become effective, (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall become effective and the Company shall have provided evidence satisfactory to the Representative of such filing and effectiveness) not later than 5:00 p.m.,

California time, on the date of this Agreement or at such later date and time as you may approve in writing and, at the Closing Date, or, with respect to the Option Securities, the date on which such Option Securities are to be purchased, no stop order suspending the effectiveness of the Registration Statement or any qualification or exemption from qualification for the sale of the Securities in any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative and their counsel.

                  (b) The Representative shall have received from Troop Meisinger Steuber & Pasich, LLP, counsel for the Underwriters, an opinion dated the Closing Date, with respect to the issuance and sale of the Securities, and such other related matters as the Representative may reasonably require, and the Company shall have furnished such counsel with all documents which they may request for the purpose of enabling them to pass upon such matters.

                  (c) You shall have received on the Closing Date and on any later date on which Option Securities are purchased, as the case may be, the opinion of Mirkin & Woolf, P.A., counsel for the Company, addressed to the Underwriters and dated the Closing Date or such later date, and with reproduced copies or signed counterparts thereof for each of the Underwriters, covering the matters set forth in Annex A to this Agreement.

                  (d) You shall be satisfied that there has not been any material change in the market for securities in general or in political, financial or economic conditions from those reasonably foreseeable as to render it impracticable in your sole judgment to make a public offering of the Securities, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

                  (e) You shall have received on the Closing Date and on any later date on which Option Securities are purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the President and the Chief Financial Officer of the Company, stating that:

                      (i) The representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as if expressly made at and as of such date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

                      (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or are threatened under the Securities Act;

                      (iii) the Securities have been duly authorized for quotation on the Small Cap Market; and

                           (iv)     (A) the respective signers of said
certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus and any supplements or amendments thereto, and that, as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct in all material respects, and the Registration Statement did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Prospectus did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstance under which they were made, not misleading, (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Prospectus that has not been set forth in such a supplement or amendment, (C) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, condition (financial or otherwise), capitalization, prospects or results of operations of the Company or any of its subsidiaries, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (D) there are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus, and (E) there are not any license agreements, contracts, leases or other documents that are required to be filed as exhibits to the Registration Statement that have not been filed as required.

                           (f) On the date of this Agreement and on each
Closing Date you shall have received a letter from Templeton & Company, P.A., independent accountants, dated such date and Closing Date, respectively, addressed to you as Representative, to the effect that:

                           (i)      it is an independent certified public
accountant with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations;

                           (ii)     in its opinion, the financial statements and
notes thereto of the Company examined by it and contained in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations;

                           (iii)    On the basis of its procedures and inquiries
as specified in its letters, nothing has come to its attention to cause it to believe that (A) the data included in the Prospectus under the caption "Selected Financial Data" do not agree with the corresponding amounts in the audited financial statements for and as at the end of each of the periods then ended; and (B) at a specified date not more than five business days prior to the date of such letter, (x) there was any change in the capital stock or long-term debt of the Company or any decrease in net current assets or net assets or shareholders' equity, in each case as compared with the corresponding amounts shown in the June 30, 1997 balance sheet contained in the

Prospectus, or (y) for the period from July 1, 1996 to the specified date referred to above, as compared with the corresponding period in the prior year, there was any decrease in sales, net income or income per share, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, or if there was any change or decrease, setting forth the amount of such change or decrease.

                  (iv) It has compared the information expressed in amounts, dollar amounts and percentages derived therefrom, and other financial information pertaining to the Company set forth in the Prospectus specified by you, in each case to the extent such information was obtained or derived from the general accounting records of the Company, with the results obtained from the application of specified readings, inquiries and other appropriate procedures set forth in such letters, and found by it to be in agreement.

                  In addition, you shall have received from Templeton & Company, P.A., on or prior to the Closing Date, a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of June 30, 1997, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                  (g) Prior to the Closing Date, the Securities shall have been duly authorized for quotation on the Small Cap Market upon official notice of issuance.

                  (h) On or prior to the Closing Date, you shall have received from the Company's officers and directors and all Material Holders executed lock-up agreements covering the matters described in Section 1(p) of this Agreement.

                  (i) On or prior to the Closing Date, the Company shall have entered into the Representative's Warrant Agreement, substantially in the form filed as Exhibit ____ to the Registration Statement; and on the Closing Date, concurrently with the purchase and sale of the Securities, the Company shall have issued, sold and delivered the Representative's Warrants to the Representative.

                  (j) On or prior to the Closing Date, the Company shall have entered into the Public Warrant Agreement, substantially in the form filed as Exhibit ____ to the Registration Statement.

                  (k) The Company shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company), as to the accuracy of the representations and warranties of the Company set forth in this Agreement, as to the performance by the Company of its obligations under this Agreement and as to the other conditions concurrent and precedent to the obligations of the Underwriters under this Agreement.

         All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement will be in compliance with the provisions of this Agreement only if they are reasonably satisfactory to Troop Meisinger Steuber & Pasich, LLP, counsel for the Underwriters. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Representative at, or at any time prior to, the Closing Date or (with respect to the Option Securities) prior to the date upon which the Option Securities are to be purchased, as the case may be. Notice of such cancellation shall be given to the Company in writing or by telephone, telecopy or telegraph confirmed in writing. Any such termination shall be without liability of the Company to the Underwriters (except as provided in Section 4 or Section 7 of this Agreement) and without liability of the Underwriters to the Company (except to the extent provided in Section 7 of this Agreement).

         6. Conditions of the Obligation of the Company. The obligations of the Company to sell and deliver the Securities required to be delivered as and when specified in this Agreement shall be subject to the condition that at the Closing Date or (with respect to the Option Securities) the date upon which the Option Securities are to be purchased, no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

         7. Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statute, law or regulation, at common law or otherwise, specifically including but not limited to losses, claims, damages or liabilities (or actions in respect thereof) related to negligence on the part of any Underwriter, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, settlement expenses and reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty, or covenant of the Company in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form originally filed or in any amendment thereto (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company contained in this Section 7(a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this
Section 7(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Securities that are the subject thereof (or to the benefit of any person controlling such Underwriter) if a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person within the time required by the Securities Act and the Rules and Regulations and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless the failure is the result of noncompliance by the Company with Section 3 of this Agreement. The indemnity agreements of the Company contained in this Section 7(a) and the representations and warranties of the Company contained in Section 1(a) of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Securities. This Indemnity Agreement shall be in addition to any liabilities which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, each other Underwriter, and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statute, law or regulation or at common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, settlement expenses and reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case arising out of or based upon
(i) any breach of any representation, warranty or covenant of the indemnifying Underwriter in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein, in the light of the circumstances under which they were made, a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such indemnifying Underwriter through the Representative specifically for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The Company acknowledges and agrees that the disclosure described in Section 2(g) of this Agreement constitutes the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement or the Prospectus or in any Preliminary Prospectus. The indemnity agreement of each Underwriter contained in this Section 7(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Securities. This Indemnity Agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

                  (c) Each party indemnified under the provisions of Sections 7(a) and 7(b) above, agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such Sections, it will, if a claim in respect thereunder is to be made against the indemnifying party or parties under this Section 7, promptly give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in Sections 7(a) and 7(b) above, shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was materially prejudiced by the failure to receive the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense, however, in no event shall the indemnifying parties be obligated to pay for more than one firm of attorneys and one local counsel in each appropriate jurisdiction for all of the indemnified parties. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under Sections 7(a) through 7(c) for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear and pay the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear and pay such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

                  (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 7 but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(a) and 7(b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities received by the Company, and the total underwriting discount retained by the Underwriters, bear to the aggregate public offering price of the Securities. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 7(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 7(d). Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by that Underwriter. For purposes of this Section 7(d), each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Securities Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the following sentence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

                  Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section 7(b) above). This Section 7(d) shall not be operative as to any Underwriter to the extent that the Company is entitled to receive or has received indemnity under this Section 7.

                  (e) Neither the Company nor any indemnified party shall, without the prior written consent of each Underwriter and the indemnifying party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each such Underwriter, each such controlling person and the Company from all liability arising out of such claim, action, suit or proceeding.

                  (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of this Agreement and this
Section 7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this
Section 7 and further agree not to attempt to assert any such defense.

                  (g) In addition to its obligations under Section 7(a) of this Agreement, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 7(a) of this Agreement, they will reimburse the Underwriters, and each of them, on a quarterly basis (for which the Company has received invoices and other documentation reasonably requested) for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the joint and several obligation of the Company to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments are so held to have been improper, the Underwriters receiving the same shall promptly return such amounts to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America, NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments that are not made to the Underwriters within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request until the date paid.

                  (h) In addition to their obligations under Section 7(b) of this Agreement, the Underwriters agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in
Section 7(b) of this Agreement, they will reimburse the Company on a quarterly basis (for which the Underwriters have received invoices and other documentation reasonably requested) for all reasonable legal or other expenses incurred by the Company in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments are so held to have been improper, the Company shall promptly return such amounts to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments that are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request until the date paid.

                  (i) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 7(g) and 7(h) above, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the interpretation and obligations of the parties under the interim reimbursement provisions contained in Sections 7(g) and 7(h) above and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the other provisions of this Section 7.

         8. Substitution of Underwriters. If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 5 or Section 9 of this Agreement) to purchase and pay for the number of Firm Securities agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to the Representative, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by the Representative of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon among the Representative and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the Firm Securities that such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such Securities, the number of Firm Securities that each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining Securities that the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Securities that the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Securities exceeds 10% of the total number of Firm Securities that all Underwriters agreed to purchase under this Agreement. If the total number of Firm Securities that the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the first 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to you for purchase of such Securities on the terms set forth in this Agreement. In any such case, either you or the Company shall have the right to postpone the Closing Date determined as provided in Section 2(c) of this Agreement for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 2(c) in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

                  If neither the non-defaulting Underwriters nor the Company shall make arrangements within the time periods provided in the first three sentences of the first paragraph this Section 8 for the purchase of all the Firm Securities that the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter (except as provided in Section 4 or Section 7 of this Agreement) and without any liability on the part of any nondefaulting Underwriter to the Company (except to the extent provided in Section 7 of this Agreement). Nothing in this Section 8, and no action taken hereunder, shall relieve any defaulting Underwriter from liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default under this Agreement. The term "Underwriter" in this Agreement shall include any persons substituted for an Underwriter under this Section 8.

         9.       Effective Date of Agreement and Termination.

                  (a) If the Registration Statement has not been declared effective prior to the date of this Agreement, this Agreement shall become effective at such time, after notification of the effectiveness of the Registration Statement has been released by the Commission, as you shall release the Securities to the public. If you shall not have released the Securities prior to 5:00 p.m., California time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability on the part of the Underwriters to the Company, except as set forth in Section 7 of this Agreement. By giving notice as set forth in Section 10 of this Agreement before the time this Agreement becomes effective, you, as Representative of the several Underwriters, may prevent this Agreement from becoming effective without liability of any party to the other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 and Section 7 of this Agreement. If the Registration Statement has been declared effective prior to the date of this Agreement, this Agreement shall become effective upon execution and delivery by you and the Company.

                  (b) This Agreement may be terminated by you in your absolute discretion by giving written notice to the Company at any time on or prior to the Closing Date or, with respect to the purchase of the Option Securities, on or prior to any later date on which the Option Securities are to be purchased, as the case may be, if prior to such time any of the following has occurred or, in your opinion, is likely to occur: (i) after the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective adverse change in or affecting particularly the condition (financial or otherwise) of the Company or any of its subsidiaries or the earnings, prospects or business affairs of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your sole judgment, make the offering or the delivery of the Securities impracticable or inadvisable; or (ii) if there shall have been the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, or any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, calamity, crisis or change in economic or political conditions on the financial markets of the United States would, in your sole judgment, make the offering or delivery of the Securities impracticable, or
(iii) if there shall have been suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, or Nasdaq, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, or (iv) if there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, or change in material substantive policy by, any court, legislative body, agency or other foreign or domestic governmental authority which in your sole judgment materially and adversely affects or will materially or adversely affect the business, operations or prospects of the Company or any of its subsidiaries, or (v) if there shall have been the declaration of a banking moratorium by United States, New York, California or Florida state authorities, or (vi) if there shall have been the taking of any action by any United States, state or local government or agency in respect of its monetary or fiscal affairs which in your sole judgment has a material adverse effect on the securities markets in the United States or (vii) existing international monetary conditions shall have undergone a material change which, in your sole judgment, makes the offering or delivery of the Securities impracticable. If this Agreement shall be terminated pursuant to this Section 9, there shall be no liability of the Company to the Underwriters and no liability of the Underwriters to the Company (except to the extent provided in Section 4 or Section 7 of this Agreement); provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses of the Company incident to the performance of the obligations of the Company under this Agreement, including all costs, expenses and advances referred to in Section 4 of this Agreement; provided, further, that the maximum amount of expenses that the Company shall be obligated to reimburse the Representative under Section 4 of this Agreement shall be the Representative actual accountable out-of-pocket expenses.

         10. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing, if to the Underwriters, shall be mailed, telecopied or otherwise actually delivered to Joseph Charles & Associates, Inc. at the address set forth above (telecopier: (310) 859-2877) Attention:
___________________; and if to the Company, shall be mailed, telecopied or otherwise actually delivered to it at its office, (telecopier: (561) _____________) Attention: ____________________. All notices given by telecopy shall be promptly confirmed by letter.

         11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 4, Section 7 and Section 14 of this Agreement, the several parties (in addition to the Company and the several Underwriters) indemnified under the provisions of said Section 4, Section 7 and
Section 14, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from the several Underwriters.

         12. Miscellaneous. Notwithstanding any provision of this Agreement to the contrary, the reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or their respective directors or officers, and (c) delivery and payment for the Securities under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of Sections 3(g), 3(h), 3(j), 3(k) and 3(l) of this Agreement shall be of no further force or effect. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

         13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE, AND TO BE PERFORMED, SOLELY WITHIN THAT STATE.

         14. Submission to Jurisdiction and Waiver of Immunity and Inconvenient Forum. The Company agrees that any and all disputes arising in connection with this Underwriting Agreement and the transactions contemplated by this Underwriting Agreement, including the offer and sale of the Firm Securities and the Option Securities, may be brought in any state or federal court of record in located in the County of Los Angeles, State of California. The Company irrevocably submits to the jurisdiction of the state and federal courts located in the County of Los Angeles, State of California in any legal action or proceeding relating to this Underwriting Agreement and the transactions contemplated by this Underwriting Agreement, including the offer and sale of the Firm Securities and the Option Securities. The Company irrevocably waives all immunity from jurisdiction, attachment and execution, whether on the basis of sovereignty or otherwise, to which it might otherwise be entitled in any legal action or proceeding in any state or federal court located in the County of Los Angeles, State of California. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to any suit, action or proceeding relating to this Underwriting Agreement and the transactions contemplated by this Underwriting Agreement, including the offer and the sale of the Firm Securities and the Option Securities, being brought in the federal or state courts located in the County of Los Angeles, State of California, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         15. Authority of the Representative. In connection with this Agreement, the Representative will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, jointly as representatives of the several Underwriters, will be binding on all the Underwriters.

         If the foregoing correctly sets forth the understanding among the Company the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the several Underwriters.

                                        Very truly yours,

                                        SFORZA ENTERPRISES, INC.

                                        By:
                                             -----------------------------------
                                       Its:
                                             -----------------------------------

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

JOSEPH CHARLES & ASSOCIATES, INC.

On its behalf and on
behalf of each of the
several Underwriters
named in Schedule I hereto.

By:
     -----------------------------------
Its:
     -----------------------------------

                                   SCHEDULE I

                                  UNDERWRITERS

NUMBER OF FIRM                                                     SECURITIES
UNDERWRITERS                                                    TO BE PURCHASED
------------                                                    ---------------
Joseph Charles & Associates, Inc...........................
          .................................................
          .................................................
          .................................................
          .................................................
          .................................................
          .................................................
          .................................................
          .................................................
          .................................................
                                                                     -------
        Total..............................................          800,000
                                                                     =======

                            SFORZA ENTERPRISES, INC.

                            REPRESENTATIVE'S WARRANT

No. 1                                           80,000 Units, each consisting of
                                                   One share of Common Stock and
                                               One Common Stock Purchase Warrant

         THIS CERTIFIES that, for receipt in hand of $80.00 and other value received, Joseph Charles & Associates, Inc., 356 North Camden Drive, Beverly Hills, California 90210 (the "Holder"), is entitled to subscribe for and purchase from Sforza Enterprises, Inc., a Florida corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time from and after ____________, 1998, and before 5:00 P.M. Los Angeles time on ____________, 2002 (the "Exercise Period"), 80,000 Units (the "Units"), each Unit consisting of one share (the "Underlying Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock") and one warrant (the "Underlying Warrants") to purchase one share of Common Stock at a price of $5.25 per share (a "Common Stock Purchase Warrant") at an aggregate exercise price of $6.60 per Unit, subject to adjustment as provided herein (the "Exercise Price"). The Underlying Warrants are to be issued pursuant to that certain Warrant Agreement, dated _______, 1997 (the "Public Warrant Agreement"), between the Company and Florida Atlantic Stock Transfer, Incorporated as warrant agent (the "Warrant Agent") for the issuance of Common Stock Purchase Warrants including 920,000 Common Stock Purchase Warrants (including Common Stock Purchase Warrants subject to an underwriters' over-allotment option) to be issued in a public offering (the "Public Warrants"). The Underlying Warrants shall be identical to the Public Warrants except that the Underlying Warrants shall not be subject to mandatory redemption pursuant to Section 6 of the Public Warrant Agreement. The shares of Common Stock that may be purchased upon exercise of the Underlying Warrants are referred to herein as the Underlying Warrant Shares. The Underlying Shares, the Underlying Warrants and the Underlying Warrant Shares are sometimes collectively referred to herein as the "Underlying Securities."

This Representative's Warrant is the warrant or one of the warrants (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Representative's Warrants") issued pursuant to the Underwriting Agreement, dated _______, 1997 (the "Underwriting Agreement"), between the Company and Joseph Charles & Associates, Inc., as Representative of the several Underwriters. As used herein the term this or the "Representative's Warrant" shall mean and include this Representative's Warrant and any Representative's Warrant or Representative's Warrants hereafter issued as a consequence of the exercise or transfer of this Representative's Warrant in whole or in part. This Representative's Warrant may not be sold, transferred, assigned or hypothecated until _________, 1998 except that it may be transferred, in whole or in part, to (i) one or more officers or partners of the

Holder (or the officers or partners of any such partner); (ii) any other underwriting firm or member of the selling group (or the officers or partners of any such firm) which participated in the public offering of 800,000 Units pursuant to a Registration Statement (Registration Number 33-_______) on Form SB-2 under the Securities Act of 1933, as amended (the "Act"); (iii) a successor to the Holder, or the officers or partners of such successor; (iv) a purchaser of substantially all of the assets of the Holder; or (v) by operation of law; and the term the "Holder" as used herein shall include any transferee to whom this Representative's Warrant has been transferred in accordance with the above.

         1. This Representative's Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of Units, by the surrender of this Representative's Warrant (with the election at the end hereof duly executed) to the Company at its office at Sforza Enterprises, Inc., 330 Clematis Street #211, West Palm Beach, Florida 33401, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Units for which this Representative's Warrant is being exercised.

         2. Upon each exercise of the Holder's rights to purchase Units, the Holder shall be deemed to be the holder of record of the Underlying Shares and Underlying Warrants issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Underlying Shares and Underlying Warrants shall not then have been actually delivered to the Holder. Promptly after each such exercise of this Representative's Warrant, the Company shall, or shall cause the transfer agent for the Common Stock and the Warrant Agent to, issue and deliver to the Holder a certificate or certificates for the Underlying Shares and Underlying Warrants issuable upon such exercise, registered in the name of the Holder or its designee. The Company has deposited and will at all times maintain with the transfer agent for the Common Stock a number of shares of Common Stock and with the Warrant Agent a number of Common Stock Purchase Warrants in each case sufficient for issuance and delivery upon exercise of the Representative's Warrants. In the event that the Company fails promptly to issue and deliver or cause the issuance and delivery of certificates for Underlying Shares and Underlying Warrants in accordance with the second sentence of this Section, the Representatives are each hereby irrevocably designated the Company's agent to so instruct the transfer agent for the Common Stock and the Warrant Agent to issue and deliver such certificates and to take any other actions either of them deem necessary or appropriate in connection with such issuance and delivery. If this Representative's Warrant should be exercised in part only, the Company shall, upon surrender of this Representative's Warrant for cancellation, execute and deliver a new Representative's Warrant evidencing the right of the Holder to purchase the balance of the Units subject to purchase hereunder.

         3. Any Representative's Warrants issued upon the transfer or exercise in part of this Representative's Warrant shall be numbered and shall be registered in a Representative's Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Representative's Warrant on the Representative's Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Representative's Warrant on the part of any other person, and shall not be liable for any registration or transfer of Representative's Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Representative's Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Representative's Warrant or Representative's Warrants to the person(s) entitled thereto. This Representative's Warrant may be exchanged, at the option of the Holder thereof, for another Representative's Warrant, or other Representative's Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Units, upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Representative's Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act, and the rules and regulations thereunder.

         4. The Company shall at all times reserve and keep available for issuance upon the exercise of the Representative's Warrants and the Underlying Warrants and on deposit with the transfer agent for the Common Stock a number of its authorized and unissued shares of Common Stock that will be sufficient to permit the exercise in full of the Representative's Warrants and the Underlying Warrants. The Company covenants that all shares of Common Stock issuable upon exercise of this Representative's Warrant and the Underlying Warrants, upon receipt by the Company of the full payment therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. (a) In case the Company shall at any time after the date hereof
(i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of shares of Common Stock issuable upon exercise of the Representative's Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the holders of the Representative's Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Representative's Warrants had been exercised immediately prior to such time, such holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Upon the occurrence of any event (an "Event") as a result of which an adjustment is required to be made to the exercise price (the "Public Exercise Price") of any of the Public Warrants whether or not such Public Warrants are then outstanding, (i) the number of Underlying Shares issuable thereafter upon exercise of this Representative's Warrant shall be adjusted to equal the number of Underlying Shares issuable prior to such Event multiplied by a fraction, the numerator of which shall be the Public Exercise Price in effect prior to such Event and the denominator of which shall be the Public Exercise Price subsequent to such Event and (ii) the Exercise Price of this Representative's Warrant (assuming for this purpose that the entire Exercise Price is allocated to the Underlying Shares) shall be adjusted to equal the Exercise Price prior to such Event multiplied by a fraction, the numerator of which shall be the Public Exercise Price in effect subsequent to such Event and the denominator of which shall be the Public Exercise Price in effect prior to such Event.

                  (c) Any adjustment of the exercise price and/or the number and/or kind of the Underlying Warrant Shares purchasable upon the exercise of the Underlying Warrants shall be determined solely by the antidilution and other adjustment provisions contained in the Public Warrant Agreement (which provisions are incorporated herein by reference) as if such Underlying Warrants were and had been outstanding on and from the date of original issuance of the Public Warrants.

                  (d) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (e) In any case in which this Section 5 shall require that an adjustment in the number of Underlying Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Representative's Warrant after such record date, the shares of Common Stock issuable upon such exercise over and above the number of shares of Common Stock that were issuable upon such exercise immediately prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (f) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Representative's Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Underlying Shares issuable pursuant to such Representative's Warrant, the Exercise Price, the number of Underlying Warrant Shares purchasable upon exercise of the Underlying Warrants and the exercise price of such Underlying Warrants after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  (g) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Representative's Warrant. If any fraction of a share would be issuable on the exercise of this Representative's Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price (as hereinafter defined) of such share on the date of exercise of this Representative's Warrant.

                  (h) The Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such day, the closing bid price, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and are not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

         6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of all or substantially all of the property and assets of the Company, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Representative's Warrant solely the kind and amount of securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of Underlying Shares and Underlying Warrants for which this Representative's Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its Memorandum and Articles of Incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (b) In case of any reclassification or change of the securities issuable upon exercise of this Representative's Warrant, or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the securities issuable upon exercise of this Representative's Warrant (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Representative's Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Underlying Shares and Underlying Warrants for which this Representative's Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         7. In case at any time the Company shall propose:

                  (a) to pay any dividend or make any distribution on Common Stock in Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                  (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

                  (c) to effect any reclassification or change of outstanding Common Stock, or any consolidation, merger, sale, lease, or conveyance of property; or

                  (d) to effect any liquidation, dissolution, or winding-up of the Company; or

                  (e) to take any other action which would cause an adjustment to the Public Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Representative's Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Public Exercise Price.

         8. The issuance of any shares or other securities upon the exercise of this Representative's Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         9. (a) If, at any time during the four-year period commencing one year after the Effective Date, the Company shall file a registration statement (other than on Form F-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while this Representative's Warrant or any of the Representative's Securities (as hereinafter defined) are outstanding, the Company shall give all the then holders of the Representative's Warrants or any Representative's Securities (collectively, the "Eligible Holders") at least 45 days' prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 30 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Representative's Securities sold by any Eligible Holder), register or qualify all or, at each Eligible Holder's option, any portion of the Representative's Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Representative's Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Representative's Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then any Eligible Holder who shall have requested registration of his or its Representative's Securities shall delay the offering and sale of such Representative's Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days (the "Delay Period"), as the managing underwriter shall request, provided that no such delay shall be required as to any Representative's Securities if any securities of the

Company are included in such registration statement and eligible for sale during the Delay Period for the account of any person other than the Company and any Eligible Holder unless the securities included in such registration statement and eligible for sale during the Delay Period for such other person shall have been reduced pro rata to the reduction of the Representative's Securities which were requested to be included and eligible for sale during the Delay Period in such registration. As used herein, "Representative's Securities" shall mean the Underlying Securities which have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Act.

                  (b) If, at any time during the four year period commencing one year after the Effective Date, the Company shall receive a written request (a "Request"), from Eligible Holders who in the aggregate own (or upon exercise of all Representative's Securities then outstanding or issuable would own) a majority of the total number of shares of Common Stock then included (or which upon such exercises would be included) in the Representative's Securities (the "Majority Holders"), to register the sale of all or part of such Representative's Securities, the Company shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Representative's Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided, however, that the Company shall only be obligated to register Representative's Securities on one occasion pursuant to this Section 9(b). All expenses incurred in connection with such registration (other than the fees and disbursements of counsel for the Eligible Holders and underwriting discounts, if any, payable in respect of the Representative's Securities sold by the Eligible Holders) shall be borne by the Company. Within three business days after receiving any request contemplated by this Section 9(b), the Company shall give written notice to all the other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Representative's Securities, provided that the Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of the Company's notice. Notwithstanding anything contained in this Section 9(b) to the contrary:
(i) no person may make a Request that the Company file, nor shall the Company be obligated to file, a Registration Statement on any date that is within 90 days of the effective date of any registration statement filed by the Company and pursuant to which such person was given full "piggyback" registration rights in accordance with Section 9(a) hereof including without limitation the ability to include all Representative's Securities requested to be included therein; and
(ii) the Company may delay the registration of the securities to which a Request relates if upon receipt of such Request (A) the Company notifies the person making the Request that it is contemplating filing a Registration Statement within 90 days of such Request, or (B) the Company notifies the person making the Request that the Board of Directors of the Company has determined that a material event has occurred that has not been publicly disclosed and which if disclosed would have a material adverse effect on the Company; provided that (x) in the case of clause (ii)(A) of this paragraph, the Company shall, as soon as practical, upon the first to occur of the abandonment of such contemplated Registration

Statement or the expiration of such 90-day period, register the securities to which the Request relates unless such Request is withdrawn; and (y) in the case of clause (ii)(B) of this paragraph, the Company may not delay the filing of the Registration Statement for more than 30 days from the date of the Request unless such Request is withdrawn.

                  (c) In the event of a registration pursuant to the provisions of this Section 9, the Company shall use its best efforts to cause the Representative's Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Eligible Holders may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 9(c) in which it is not otherwise required to qualify to do business.

                  (d) The Company shall keep effective any registration or qualification contemplated by this Section 9 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication until the earlier of the conclusion of the period required to permit the Eligible Holders to complete the offer and sale of the Representative's Securities covered thereby and 120 days from the effective date of the Registration Statement; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Representative's Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Representative's Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

                  (e) In the event of a registration pursuant to the provisions of this Section 9, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Representative's Securities included in such registration.

                  (f) In the event of a registration pursuant to the provisions of this Section 9, the Company shall furnish each Eligible Holder of any Representative's Securities so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Representative's Securities have been registered or qualified for sale pursuant to the provisions of Section 9(c).

                  (g) In the event of a registration pursuant to the provision of this Section 9, the Company shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, but not limited to, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Representative's Securities.

                  (h) The Company agrees that until all the Representative's Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Representative's Securities to sell such securities under Rule 144.

                  (i) So long as any Representative's Securities are outstanding, the Company will not enter into any agreement requiring the registration of any securities of the Company which is in conflict with the terms of this Section 9.

         10. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, but not be limited to, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Representative's Securities, or (B) in any application or other document or communication (in this Section 10 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Representative's Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such Eligible Holder expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Representative's Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Representative's Warrant.

         If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 10) and the Company shall promptly assume the defense of such action, including the employment of counsel and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 10 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Representative's Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Representative's Securities.

                  (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Representative's Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holder in Section 10(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 10(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 10(a).

                  (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 10(a) or 10(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Representative's Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of any officers, directors, partners, employees, agents, or counsel, or any controlling persons of such Eligible Holders), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Eligible Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock (or which would be owned upon exercise of all Representative's Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Representative's Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 10(c). This Section 10(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

         11. Unless registered pursuant to the provisions of Section 9 hereof, the certificate or certificates evidencing the Underlying Securities shall bear the following legend:

                  "THE [SHARES] [WARRANTS] REPRESENTED BY THIS
                  CERTIFICATE [AND THE SHARES ISSUABLE UPON EXERCISE THEREOF] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, SUCH [SHARES] [WARRANTS AND SHARES] MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO
                  (i) A POST-EFFECTIVE AMENDMENT TO SUCH REGISTRATION STATEMENT, (ii) A SEPARATE REGISTRATION STATEMENT UNDER SUCH ACT, OR (iii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Representative's Warrant (and upon surrender of any Representative's Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Representative's Warrant of like date, tenor, and denomination.

         13. The Holder of any Representative's Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Representative's Warrant.

         14. This Representative's Warrant shall be construed in accordance with the internal laws of the State of California.

         15. The Company irrevocably consents to the jurisdiction of the courts of the State of California and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Representative's Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Representative's Warrant, or a breach of this Representative's Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 10 of the Underwriting Agreement. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other process.

Dated: __________, 1997                      SFORZA ENTERPRISES, INC.

                                             By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


---------------------------
Secretary

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Representative's Warrant.)

         FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Representative's Warrant to purchase __________ Units, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Representative's Warrant on the books of the Company, with full power of substitution.

Dated:
       --------------------


                                        -----------------------
                                        Signature

         The signature must correspond to the name as written upon the face of this Representative's Warrant in every particular, without alteration or enlargement or any change whatsoever.

                              ELECTION TO EXERCISE

                  The undersigned hereby exercises his or its rights to purchase _______ Units and tenders payment herewith in the amount of $_________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:






                    (Print Name, Address and Social Security
                          or Tax Identification Number)


and, if such number of Units shall not be all the Units covered by the within Representative's Warrant, that a new Representative's Warrant for the balance of the Units covered by the within Representative's Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated:                                       Name
      --------------------------                 -------------------------------
                                                  (Print)

Address:




                                             -----------------------------------
                                                  (Signature)